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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                 January 6, 2004
Date of earliest event reported:                                January 6, 2004


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                001-12505               31-1481870
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(State of Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                    43228-0183
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(Address of Principle Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code         (614) 870-5000
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          (Former Name of Former Address, if Changed Since Last Report)



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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Core Molding Technologies, Inc. under the Securities Act of 1933.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURES

         On January 6, 2004, Core Molding Technologies, Inc. announced the refinancing of its secured note, payable to International Truck and Engine Corporation. A copy of the press release announcing this event is included in this Form 8-K as exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 9.

         Exhibit
         Number     Exhibit
         -------    -------
         99(a)      Press release announcing the refinancing of its secured
                    note, payable to International Truck and Engine Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Core Molding Technologies, Inc.
                                             ----------------------------------
                                                        (Registrant)






Date       January 6, 2004                By       /s/ Herman F. Dick, Jr.
         -------------------                  ---------------------------------
                                                        (Signature)
                                                     Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer





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Index of Exhibits:

     Exhibit
     Number      Exhibit
     -------     -------
      99(a)      Press release announcing the refinancing of its secured note, payable to International Truck and Engine Corporation.




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